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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 11, 2005


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                      AFFIRMATIVE INSURANCE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                000-50795                 75-2770432
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation           File Number)          Identification Number)


     4450 Sojourn Drive, Suite 500
            Addison, Texas
        (Address of principal                                  75001
         executive offices)                                 (Zip code)

                                 (972) 728-6300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|    Written communications pursuant to Rule 425 under the Securities Act
|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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Item 2.02. Results of Operations and Financial Condition.


On August 11, 2005, Affirmative Insurance Holdings, Inc. issued a press release announcing its final results for the quarter ended June 30, 2005. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits.

       (c)     Exhibits.

       Number          Exhibit
       ------          -------

       99.1*           Press release date August 11, 2005


*Filed herewith.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AFFIRMATIVE INSURANCE HOLDINGS, INC.



                                         By:     /s/ Timothy A. Bienek
                                             -----------------------------------
                                                     Timothy A. Bienek
                                                Executive Vice President and
                                                  Chief Financial Officer



Date: August 11, 2005




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                                 EXHIBIT INDEX


       Number        Exhibit
       ------        -------

       99.1*         Press release date August 11, 2005


*Filed herewith